                                                                 EXHIBIT 23.1


                           INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Maxim Pharmaceuticals:

We consent to the use of our report incorporated herein by reference in the registration statement.





/s/ KPMG LLP
San Diego, California
September 12, 2000